Income Taxes (Policies)	12 Months Ended
Dec. 31, 2011
Income Tax (Policies) [Abstract]
Income Tax Policy

Income Taxes and Investment Tax Credits

We use the liability method of accounting for income taxes. Under the liability method, we provide deferred income taxes for all temporary differences between the book and tax basis of assets and liabilities which will result in a future tax consequence.

When the flow-through method of accounting for temporary differences is reflected in regulated revenues (that is, when deferred taxes are not included in the cost of service for determining regulated rates for electricity), we record deferred income taxes and establish related regulatory assets and liabilities to match the regulated revenues and tax expense.

We account for investment tax credits under the flow-through method except where regulatory commissions reflect investment tax credits in the rate-making process on a deferral basis. We amortize deferred investment tax credits over the life of the plant investment.

We account for uncertain tax positions in accordance with the accounting guidance for “Income Taxes.” We classify interest expense or income related to uncertain tax positions as interest expense or income as appropriate and classify penalties as Other Operation.

AEP System Tax Allocation Agreement

We, along with our subsidiaries, file a consolidated federal income tax return. The allocation of the AEP System's current consolidated federal income tax to the AEP System companies allocates the benefit of current tax losses to the AEP System companies giving rise to such losses in determining their current tax expense. The tax benefit of the Parent is allocated to our subsidiaries with taxable income. With the exception of the loss of the Parent, the method of allocation reflects a separate return result for each company in the consolidated group.